UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-9353

Seligman New Technologies Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant's telephone number, including area code:          (212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	12/31/03

FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.

Seligman New Technologies Fund, Inc. Annual Report December 31, 2003

Seligman 140 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 140 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

To The Stockholders

Your annual stockholder report for Seligman New Technologies Fund, Inc., follows this letter. This report contains an interview with your Fund’s Portfolio Manager, as well as your Fund’s investment results and financial statements, including a portfolio of investments.

During the year ended December 31, 2003, Seligman New Technologies Fund, Inc. delivered a total return of –2.28%. During the same time, the technology market, as measured by the Goldman Sachs Technology Index, returned 54.19%. The Goldman Sachs Blended Index, which excludes the services and hardware subsectors, posted a total return of 83.22%. Both of the Goldman Sachs indices are comprised of publicly-traded technology companies only. Much of the discrepancy in investment results can be attributed to the fact that your Fund is primarily invested in private technology securities that, as a whole, greatly lagged the results of the public technology market as represented by the Goldman indices.

The stagnant private technology market of the past several years created a situation where your Fund was at risk of having to sell off securities at distressed prices to meet quarterly redemptions. To avoid this, a proposal to liquidate and dissolve the Fund in an orderly manner and a proposal to eliminate the Fund’s fundamental investment policy of making quarterly repurchase offers for its common stock were approved on February 25, 2004, at a Special Meeting of Stockholders. Details of these proposals were contained in the proxy material sent to Stockholders in November 2003.

As you are probably aware, the mutual fund industry has been dealing with the issue of market timing and other disruptive or illegal trading practices in mutual fund shares. Seligman New Technologies Fund, Inc., as a closed-end fund, does not have such issues. However, your manager, J. & W. Seligman & Co. Incorporated, also manages a family of mutual funds. In this regard, Seligman has conducted an extensive internal review, the results of which have been previously reported to stockholders of Seligman New Technologies Fund, Inc. For more information, please visit www.seligman.com.*

By Order of the Board of Directors,

William C. Morris Chairman

Brian T. Zino President

February 26, 2004

*

The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

1

Interview With Your Portfolio Managers
Thomas Hirschfeld and Richard Parower

Q:	How did Seligman New Technologies Fund perform during the twelve months ended December 31, 2003?

A:

During the year ended December 31, 2003, Seligman New Technologies Fund, Inc. delivered a total return of –2.28%. During the same time, the technology market, as measured by the Goldman Sachs Technology Index, returned 54.19%. The Goldman Sachs Blended Index, which excludes the services and hardware subsectors, posted a total return of 83.22%.

Q:	What market conditions and events materially affected the Fund’s performance during the period?

A:

For the first time since 1999, the public technology markets posted positive and strong returns. Over the past fiscal year, consumers and small- and mid-sized companies once again began spending on technology. Larger companies, however, remained on the sidelines, continuing to wait for surer signs that the economic recovery was progressing with tangible effects on their bottom lines.

Unfortunately, the public market recovery did not filter down into the venture capital world, and the Fund’s investments in private companies generally underperformed those in the public market for a few reasons. First, the initial public offering (IPO) market, as well as mergers and acquisitions, remained slow and difficult. While investor interest in initial offerings increased during 2003, it was focused on profitable companies with annual revenues well above the range of most private companies. Merger activity and merger valuations also improved in 2003, but only in a few sectors. Second, corporate IT buyers continued to favor large and established public technology vendors, rather than private technology providers. Third, there is a large overhang of capital that has been committed to private investments by institutional investors but not yet invested by venture firms. This overhang compels venture firms to invest in new or struggling companies that, in a more normal investing environment, might go out of business. This allows weak competitors to survive, making it difficult for companies with strong fundamentals to flourish.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:

At year-end, 28.3% of the Fund was invested in public securities and cash; 71.7% was invested in private securities. As discussed above, private technology market performance lagged behind that of the public markets during this time, and the Fund’s exposure to venture capital adversely affected returns relative to the Goldman Sachs Technology Indices, which reflect only public market performance.

Over the past fiscal year, within the public technology market, we pursued what we believed were reasonably valued companies with strong products and management teams. Many of these companies were found in software, which is a space we have been concentrating on for some time now. These include companies in electronic design automation, enterprise computing, security software, and business intelligence tools. While software companies, particularly those held by the Fund, delivered solid returns, the group was a relative underperformer within the Goldman Sachs Technology Index.

2

Interview With Your Portfolio Managers
Thomas Hirschfeld and Richard Parower

Over the past twelve months, the Fund’s exposure to medical technology companies was increased, particularly to companies with exposure to the consolidating lab testing market and medical instrument manufacturers. We believed that this sector offered companies with better sustainable growth rates at more reasonable prices than we were able to find in many traditional sectors of technology. This sector, which is almost completely absent from the Goldman Sachs Technology Index, was a solid performer for the Fund.

We remained cautious regarding semiconductors and semiconductor capital equipment, which was a heavy weighting for the Goldman Sachs Technology Index and the largest positive contributor to the Index’s performance. We believed these stocks were overpriced, especially in light of the fact that many vendors have been unable to price newer production equipment with significantly improved capabilities higher than previous-generation equipment. The Fund’s relative performance was adversely impacted by this underweighting.

The Fund remained underweighted in communications equipment, which was the second largest contributor to the performance of the Goldman Sachs Technology Index. While the industry has seen some top-line growth through restructuring, we look for increases in earnings and cash flow, which to date have not been compelling. The stocks we owned in this area, however, delivered strong returns. However, the Fund’s overall underweighting negatively impacted the Fund’s relative performance.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman New Technologies Fund, Inc. is managed by Thomas Hirschfeld and Richard Parower. They are assisted in the management of the Fund by a team of seasoned research professionals who develop relationships with technology industry executives, investment banks, and venture capital firms to identify opportunities that they believe offer the greatest potential for growth. The Seligman Technology Group is led by Paul H. Wick. Group members include Gregory Coté, Ajay Diwan, Frank Fay (trader), Thomas Hirschfeld, Richard Parower, Sangeeth Peruri, Lawrence Rosso (trader), Vishal Saluja, Reema Shah, Sushil Wagle, Steve Werber, and Lauren Wu.

3

Performance Overview

Investment Results

Total Returns
For the Periods Ended December 31, 2003

		Average Annual

	Six Months*	One Year	Since Inception 7/27/99

Seligman New Tech- nologies Fund
With Sales Charge**	n/a	n/a	(27.80)%
Without Sales Charge**	3.06%	(2.28)%	(27.30)
Goldman Sachs
Technology Index†	26.55	54.19	(10.60)

Blended Index††	30.67	83.22	(12.22)

Net Asset Value Per Share

December 31, 2003	$4.72
June 30, 2003	4.58
December 31, 2002	4.83

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a stockholder may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown.

Investing in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which the Fund invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The products of technology companies may be subject to severe competition and rapid obsolescence. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in foreign technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Venture capital companies represent highly speculative investments by the Fund. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or, if such events occur, with respect to the timing or values of such offerings or sales. Changes in the Fund’s net asset value may be more pronounced and more rapid than with other funds because of the Fund’s emphasis on venture capital companies that are not publicly traded. The Fund’s net asset value per share may change materially from day to day, including during the time between the date a repurchase offer is mailed and the due date for tendering shares, and during the period immediately after a repurchase is completed.

*	Returns for periods of less than one year are not annualized.
**

Return figures reflect any change in price per share and assume the reinvestment of capital gain distributions. The returns are calculated with and without the effect of the initial 3% maximum sales charge. The sales charge applies only to shares sold at the inception of the Fund.

†

The Goldman Sachs Technology Index is an unmanaged benchmark that assumes reinvestment of dividends. It is a broad-based index of publicly owned US technology stocks, designed to measure the performance of the technology sector, and excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.

††

The Blended Index is an index created by J. & W. Seligman & Co. Incorporated, the Fund’s Manager, using four of the six sub-indices within the Goldman Sachs Technology Index. The Blended Index consists of a 25% equal weighting in the following Goldman Sachs Technology Index sub-indices: Goldman Sachs Software Index (Symbol: GSO); Goldman Sachs Internet Index (Symbol: GIN); Goldman Sachs Multimedia Networking Index (Symbol: GIP); and Goldman Sachs Semiconductor Index (Symbol: GSM). The Manager selected these four sub-indices because, in its view, they better represent the sectors within the technology industry in which the Fund primarily invests. The Fund’s holdings, however, are not evenly weighted among these four sectors, and the weighting of the holdings of the Fund may differ significantly among these sectors. Material investments have been and may be made outside these sectors. The Fund is actively managed and its holdings are subject to change. The Blended Index excludes the effect of taxes, fees and sales charges. Investors cannnot invest directly in an index.

4

Portfolio Overview

Diversification of Net Assets
December 31, 2003

				Percent of Net Assets December 31,

	Issues	Cost	Value	2003	2002

Convertible Preferred Stocks:

Application Software	5	$17,931,288	$3,151,202	4.3	10.7
Communications Equipment	6	10,968,323	377,273	0.5	1.0
Health Care	2	9,430,017	32,323,200	44.2	36.3
Internet Software and Services	21	60,548,400	6,267,446	8.6	4.3
IT Services	2	4,714,579	2,526,074	3.4	7.2
Systems Software	3	9,250,475	1,154,536	1.6	1.9
Telecommunication Services	1	1,875,631	86,355	0.1	0.2

Total Convertible Preferred Stocks	40	114,718,713	45,886,086	62.7	61.6

Common Stocks and Warrants:

Application Software	5	1,450,947	1,873,966	2.6	5.1
Communications Equipment	4	8,802,311	479,416	0.7	1.4
Computers and Peripherals	3	810,947	861,418	1.2	3.0
Consumer Electronics	1	107,866	110,664	0.2	—
Electronics Equipment and Instruments	4	1,144,467	1,472,966	2.0	0.2
Financials	1	378,598	470,606	0.6	—
Health Care	6	1,852,820	2,230,621	3.0	1.5
Home Entertainment Software	1	210,716	252,841	0.3	—
Internet Software and Services	11	23,724,441	293,279	0.4	0.1
IT Services	9	7,461,422	3,473,241	4.7	3.8
Media	2	274,824	443,530	0.6	2.2
Retailing	3	813,458	945,429	1.3	—
Semiconductors and Semiconductor Equipment	13	3,589,442	3,563,585	4.9	1.2
Systems Software	9	12,524,507	3,474,582	4.7	6.1
Telecommunication Services	5	6,823,645	712,112	1.0	—
Miscellaneous	1	306,494	269,605	0.4	0.2

Total Common Stocks and Warrants	78	70,276,905	20,927,861	28.6	24.8

Limited Partnerships:

Miscellaneous	5	7,563,324	4,058,966	5.5	4.0

Convertible Promissory Notes:

Communications Equipment	1	1,011,249	586,496	0.8	1.1
Internet Software and Services	3	1,408,210	—	—	—

Total Convertible Promissory Notes	4	2,419,459	586,496	0.8	1.1

Short-Term Holding and Other Assets Less Liabilities	1	1,732,294	1,732,294	2.4	8.5

Net Assets	128	$196,710,695	$73,191,703	100.0%	100.0%

5

Portfolio Overview

Largest Industries
December 31, 2003

Composition of Net Assets
December 31, 2003

6

Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases

Advanced Micro Devices*
Conexant Systems*
Anixter International*
Fisher Scientific International*
Citrix Systems*
AmeriTrade Holding*
Accenture (Class A)*
Hewlett-Packard*
PeopleSoft
Intersil (Class A)*

Largest Sales

Symantec
Synopsys
Lexmark International (Class A)
Terayon Communication Systems(1)**
BMC Software
Seagate Technology**
Microsoft
Networks Associates**
Cadence Design Systems**
Cisco Systems

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.
(1)	Acquired through a distribution from Walden VC II LP.

Largest Portfolio Holdings
December 31, 2003

Security	Value	Percent of Net Assets

GMP Companies (Series A)	$32,323,200	44.2
LifeMasters Supported SelfCare (Series E)	2,526,074	3.5
Gateway Learning (Series D)	2,248,650	3.1
Edison Venture Fund IV LP	1,510,000	2.1
Walden VC II LP	1,495,474	2.0
The Petroleum Place (Series C)	1,148,144	1.6
iBiquity Digital (Series A)	1,112,135	1.5
iBiquity Digital (Series C)	1,076,814	1.5
Synopsys	1,008,432	1.4
Computer Associates International	972,839	1.3

7

Portfolio of Investments
December 31, 2003

	Shares		Value
Convertible Preferred Stocks# 62.7%

Application Software 4.3%

Biometric Access (Series A-1)	20,082	†	—
Gateway Learning (Series D)ø	1,441,442		$2,248,650
Index Stock Imagery (Series A Jr.)ø	642,557		269,874
ProAct Technologies (Series C)	1,600,000		432,000
Sensable Technologies (Series C)	489,458		200,678

			3,151,202

Communications Equipment 0.5%

Chorum Technologies (Series D)	694,992		194,598
Chorum Technologies (Series E)	47,652		15,249
Chorum Technologies (Series F)	36,538		10,231
Geographic Network Affiliates International (Series A)ø	63,200		—
Geographic Network Affiliates International (Series B)	316,000		—
V-Span (Series B)	14,971		157,195

			377,273

Health Care 44.2%

Bernard Technologies (Series D)ø	1,436,364		—
GMP Companies (Series A)ø	1,092,000		32,323,200

			32,323,200

Internet Software and Services 8.6%

Adexa (Series C)	98,003		97,023
Adexa (Series E)	59,394	†	46,921
ePolicy.com (Series B)	562,113		275,435
EverAd (Series B)	1,193,800		405,892
Global Commerce Systems (Series A)	1,746		8
Global Commerce Systems (Series D)	1,125,148		5,401
Homegain.com (Series C)ø	711,000		895,860
iBiquity Digital (Series A)	383,495		1,112,135
iBiquity Digital (Series C)	464,144		1,076,814
Infomediary Technology Solutions (Series A Sr.)	1,660,130		2,656
Juniper Financial (Series B)	419,545	†	—
Knowledge Mechanics Group (Series B)ø	241,387		121
MaMaMedia (Series D)	622,222		—
NeoPlanet (Series B)ø	526,228		178,918
OurHouse (Series D)	1,316,666		65,833
The Petroleum Place (Series C)	68,505		1,148,144
QuinStreet (Series B)	166,102		601,289
Studio Systems (Series D)	816,567		—
Techies.com (Series C)	743,529		—
UGO Networks (Series II)	290,162		37,141

See footnotes on page 12.

8

Portfolio of Investments
December 31, 2003

	Shares	Value

Internet Software and Services (continued)

Vividence (Series D)	84,988	$317,855

		6,267,446

IT Services 3.4%

Complient (Series A)	369,624	—
LifeMasters Supported SelfCare (Series E)	510,318	2,526,074

		2,526,074

Systems Software 1.6%

Enterworks (Series A)	2,747,826	—
FlashPoint Technology (Series E)ø	1,037,037	777,778
NSI Software (Series B)	222,934	376,758

		1,154,536

Telecommunication Services 0.1%

fusionOne (Series D)	345,420	86,355

Total Convertible Preferred Stocks (Cost $114,718,713)		45,886,086

Common Stocks and Warrants 28.6%

Application Software 2.6%

Autodesk	17,687	433,951
PeopleSoft*	10,649	242,850
PeopleSoft#	741	—
Synopsys*	29,800	1,008,432
Viisage Technology#	61,252	188,733

		1,873,966

Communications Equipment 0.7%

Cisco Systems*	9,135	221,981
Silicon Wave#	1,471,060	257,435
Viadux#	1,654	—
WaveSplitter Technologies#	7,322	—

		479,416

Computers and Peripherals 1.2%

Dell*	5,733	194,635
Hewlett-Packard	14,889	342,000
Lexmark International (Class A)*	4,130	324,783

		861,418

Consumer Electronics 0.2%

Matsushita Electric Industrial (Japan)	8,000	110,664

Electronics Equipment and Instruments 2.0%

Amphenol (Class A)*	4,189	267,803
Anixter International*	17,200	445,136

See footnotes on page 12.

9

Portfolio of Investments
December 31, 2003

	Shares	Value

Electronics Equipment and Instruments (continued)

Symbol Technologies	29,600	$499,944
Yokogawa Electric (Japan)	18,000	260,083

		1,472,966

Financials 0.6%

AmeriTrade Holding*	33,400	470,606

Health Care 3.0%

Becton, Dickinson	11,400	468,996
Dade Behring Holdings*	6,300	224,847
Fisher Scientific International*	10,200	421,974
INAMED*	2,100	100,958
Laboratory Corporation of America Holdings*	14,047	519,037
Quest Diagnostics*	6,768	494,809

		2,230,621

Home Entertainment Software 0.3%

Activision*	13,900	252,841

Internet Software and Services 0.4%

Arzoon#	2,252	2,004
etang.com#	71,457	10,004
iBEAM Broadcasting#	1,774	—
Interactive Video Technologies#	66,530	50,230
Juniper Financial#	9,602	—
Knowledge Mechanics Group#ø	1,206,931	121
Moai Technologies#	131,177	—
Qpass#	38,279	15,694
Sun Hill Software#	452,175	—
UGO Networks#	44,350	—
VeriSign*	13,200	215,226

		293,279

IT Services 4.7%

Accenture (Class A)* (Bermuda)	16,300	429,016
Access Data#ø	3,190,909	638,182
Affiliated Computer Services (Class A)*	11,038	601,130
Amdocs*	28,500	640,680
Axentis#	67,828	—
Computer Sciences*	4,300	190,189
First Data	5,391	221,516
Hewitt Associates (Class A)*	11,100	331,890
SunGard Data Systems*	15,180	420,638

		3,473,241

See footnotes on page 12.

10

Portfolio of Investments
December 31, 2003

	Shares or Warrants		Value

Media 0.6%

Clear Channel Communications*	5,000	shs.	$234,150
News Corporation (ADR) (Australia)	5,800		209,380

			443,530

Retailing 1.3%

1-800-Flowers.com (Class A)*	20,300		225,127
eBay*	3,900		251,999
InterActive*	13,800		468,303

			945,429

Semiconductors and Semiconductor Equipment 4.9%

Advanced Micro Devices*	34,800		518,520
Amkor Technology*	11,000		200,365
Conexant Systems*	76,600		382,234
Fairchild Semiconductor International*	9,100		227,227
Intel	12,700		407,099
Intersil (Class A)	12,600		312,480
Marvell Technology Group*	9,383		355,193
National Semiconductor*	4,800		189,168
Silicon Laboratories*	2,200		95,073
Taiwan Semiconductor Manufacturing* (Taiwan)	173,000		323,579
Tessera Technologies*	9,000		169,245
United Microelectronics (ADR)* (Taiwan)	38,494		190,545
United Microelectronics (Taiwan)	225,000		192,857

			3,563,585

Systems Software 4.7%

BMC Software*	7,900		147,335
Citrix Systems*	16,200		343,521
Computer Associates International	35,583		972,839
Coventor#ø	4,196,058		503,527
DecisionPoint Applications#	269,231		19,385
Entegrity Solutions#	59,413		—
Microsoft	22,600		621,839
NSI Software#	10,424		3,544
Symantec*	24,934		862,592

			3,474,582

Telecommunication Services 1.0%

ART Advanced Recognition Technologies#	131,200		19,155
GoSolutions#ø	342,411		75,330
GoSolutions#	226,745	wts.	97,500
Nippon Telegraph and Telephone (Japan)	30	shs.	144,771
Verizon Communications	10,700		375,356

			712,112

See footnotes on page 12.

11

Portfolio of Investments
December 31, 2003

	Shares or Principal Amount		Value
Miscellaneous 0.4%

Far Blue (Series E)# (United Kingdom)	202,053	shs.	$269,605

Total Common Stocks and Warrants (Cost $70,276,905)			20,927,861

Limited Partnerships# 5.5%

Miscellaneous 5.5%

Asia Internet Capital Ventures			179,551
Compass Venture Partners			202,508
Edison Venture Fund IV			1,510,000
InnoCal II			671,433
Walden VC II			1,495,474

Total Limited Partnerships (Cost $7,563,324)			4,058,966

Convertible Promissory Notes# 0.8%

Communications Equipment 0.8%

Geographic Network Affiliates International 9%, payable on demand	$1,011,200	†	586,496

Internet Software and Services

Techies.com:
9%, payable on demand	771,976	†	—
9%, due 2/20/2006	421,333		—
9%, due 2/20/2008	210,666		—

			—

Total Convertible Promissory Notes (Cost $2,419,459)			586,496

Repurchase Agreement 2.3%

State Street Bank & Trust, 0.72%, dated 12/31/2003, maturing 1/2/2004 collateralized by: $1,630,000 US Treasury Notes 4.875%, 2/15/2012, with a fair market value of $1,754,288 (Cost $1,700,000)	1,700,000		1,700,000

Total Investments (Cost $196,678,401) 99.9%			73,159,409

Other Assets Less Liabilities 0.01%			32,294

Net Assets 100.0%			$73,191,703

*	Non-income producing security.
#	Restricted and non-income producing security unless noted.
ø	Affiliated issuer (Fund’s holding representing 5% or more of the outstanding voting securities).
†	Warrants attached.
ADR – American Depositary Receipts.
See Notes to Financial Statements.

12

Statement of Assets and Liabilities
December 31, 2003

Assets:

Investments, at value:
Convertible preferred stocks* (cost $114,718,713)	$45,886,086
Common stocks and warrants* (cost $70,276,905)	20,927,861
Limited partnerships (cost $7,563,324)	4,058,966
Convertible promissory notes (cost $2,419,459)	586,496
Repurchase agreement (cost $1,700,000)	1,700,000	$73,159,409
Cash**		220,955
Receivable from securities sold		138,268
Expenses prepaid to stockholder service agent		44,844
Receivable for interest and dividends		5,497
Other		3,970

Total Assets		73,572,943

Liabilities:

Management fee payable		124,708
Accrued expenses and other		256,532

Total Liabilities		381,240

Net Assets		$73,191,703

Composition of Net Assets:

Common Stock, at par ($0.01 par value; 100,000,000 shares authorized; 15,520,707 shares outstanding):		$155,207
Additional paid-in capital		536,572,581
Accumulated net investment loss		(12,218)
Accumulated net realized loss		(340,004,917)
Net unrealized depreciation of investments and foreign currency transactions		(123,518,950)

Net Assets		$73,191,703

Net Asset Value per Share		$4.72

*	Includes affiliated issuers (issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities) with a cost of $60,080,689 and a value of $37,911,561.
**	Includes foreign currencies of $180,549.

See Notes to Financial Statements.

13

Statement of Operations
For the Year Ended December 31, 2003

Investment Income:

Dividends (net of foreign taxes withheld of $1,872)	$58,729
Interest	27,092

Total Investment Income	85,821

Expenses:

Management fee	1,579,117
Stockholder account services	440,859
Stockholder servicing fees	389,982
Auditing and legal fees	267,658
Stockholder reports and communications	104,161
Stockholders’ meeting	65,800
Custody and related services	26,069
Directors’ fees and expenses	15,239
Miscellaneous	22,877

Total Expenses	2,911,762

Net Investment Loss	(2,825,941)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:

Net realized loss on investments and foreign currency transactions	(3,288,000)
Net change in unrealized depreciation of investments and foreign currency transactions	3,931,750

Net Gain on Investments and Foreign Currency Transactions	643,750

Decrease in Net Assets From Operations	$(2,182,191)

See Notes to Financial Statements.

14

Statements of Changes in Net Assets

	Year Ended December 31,

	2003	2002

Operations:

Net investment loss	$(2,825,941)	$(4,699,807)
Net realized loss on investments and foreign currency transactions	(3,288,000)	(185,827,940)
Net change in unrealized depreciation of investments and foreign currency transactions	3,931,750	39,447,265

Decrease in Net Assets From Operations	(2,182,191)	(151,080,482)

Capital Share Transactions:

Cost of shares repurchased (2,979,934 and 3,759,491 shares)	(14,006,492)	(29,169,481)

Decrease in Net Assets From Capital Share Transactions	(14,006,492)	(29,169,481)

Decrease in Net Assets	(16,188,683)	(180,249,963)

Net Assets:

Beginning of year	89,380,386	269,630,349

End of Year (net of accumulated net investment loss of $12,218 and $9,764, respectively)	$73,191,703	$89,380,386

See Notes to Financial Statements.

15

Statement of Cash Flows
For the Year Ended December 31, 2003

Cash Flows From Operating Activities:

Net decrease in net assets from operations	$(2,182,191)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Cost of purchases of investment securities	(30,402,959)
Proceeds from disposition of investment securities	41,349,201
Purchases/maturities of short-term investment securities, net	5,500,000
Increase in interest and dividend receivable	(1,476)
Decrease in receivable for securities sold	246,808
Decrease in other assets	16,081
Increase in management fees payable, accrued expenses and other	44,701
Net change in unrealized depreciation of investments	(3,931,708)
Net realized loss from investments	3,275,398

Net Cash Provided by Operating Activities	13,913,855

Cash Flows From Financing Activities:

Payment on shares of Common Stock repurchased	(14,006,492)

Net Cash Used in Financing Activities	(14,006,492)

Net Decrease in Cash	(92,637)

Cash balance at beginning of year	313,592

Cash Balance at End of Year	$220,955

See Notes to Financial Statements.

16

Notes to Financial Statements

1.

Significant Accounting Policies — The financial statements of Seligman New Technologies Fund, Inc. (the “Fund”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation — Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in good faith in accordance with procedures approved by the Board of Directors (the “Board”). Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

The Fund owns equity securities of privately-owned technology companies. These are referred to as venture capital companies. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or, if such events occur, with respect to the timing or values of such offerings or sales.

Venture capital investments are valued at fair value, which is cost unless J. & W. Seligman & Co. Incorporated (the “Manager”) determines, pursuant to the Fund’s valuation procedures, that such a valuation is no longer appropriate. Examples of cases where cost (or a previously determined value) may no longer be appropriate include sales of similar securities to third parties at different prices, if a venture capital company in which the Fund invests undertakes an initial public offering, or if the company’s operating results vary from projected results. In such situations, the Fund’s investment is revalued in a manner that the Manager, following procedures approved by the Board, determines best reflects its fair value.

The Fund may also hold restricted securities of a class that have been sold to the public. The fair valuation of these restricted securities is often the market value of the publicly traded shares less a discount to reflect contractual or legal restrictions limiting resale.

At December 31, 2003, market quotations were not readily available for venture capital securities valued at $52,493,022 (approximately 72% of net assets). Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

	b.	Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars.

The market value of investment securities, other assets, and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currency transactions.

17

Notes to Financial Statements

c.

Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

d.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. The Fund removes investments with no value from its portfolio when it is permitted to recognize the loss on such investments for federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e.

Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Gains or losses from options written are included in net realized and unrealized gain or loss on investments and foreign currency transactions. Written and purchased options are non-income producing investments.

f.

Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

g.

Distributions to Stockholders — The treatment for financial statement purposes of distributions made to stockholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2.

Liquidation — On February 25, 2004, Fund stockholders approved two proposals: (i) a plan of liquidation and dissolution of the Fund (the “Plan”); and (ii) the elimination of the Fund’s fundamental investment policy of making quarterly repurchase offers for its common stock. As a result, the last quarterly share repurchase offer was completed on January 9, 2004.

18

Notes to Financial Statements

In accordance with the Plan, the Manager will continue to oversee the assets of the Fund and has the authority to sell or otherwise dispose of the Fund’s assets in such a manner as the Manager deems advisable. The Manager will commence the orderly liquidation of the Fund over such time as it determines, in its sole discretion, is appropriate to maximize the value of the Fund’s portfolio.

Under the Plan, the Manager may make additional investments only in (a) short-term liquid securities for cash management purposes; (b) limited partnership interests as required by the Fund’s outstanding contractual commitments to limited partnerships; and (c) companies the securities of which are at the time held in the Fund’s portfolio (“Follow-on Investments”), but only if the Manager determines (i) that the securities of that company may not at that time be sold or may be sold only at a disadvantageous price and (ii) that making such additional investment is necessary or advisable to protect the Fund from dilution or other reduction in value, and in any case only to the extent that the Fund has, at that time, sufficient liquid assets with which to make such additional investment.

From the proceeds of the liquidation of assets, the Fund may retain or set aside in a reserve amounts necessary (i) to discharge any unpaid liabilities on the Fund’s books after all remaining assets have been liquidated or written off and (ii) to pay or otherwise provide for such contingent or unascertained liabilities as the Fund shall reasonably deem to exist. The Fund also intends to reserve sufficient liquid assets to satisfy the balance of contractual commitments to make additional capital contributions to two limited partnerships (see Note 9) and Follow-on Investments, and to pay Liquidation Period Expenses (as defined below) and any other operating expenses.

Due to the illiquid nature of approximately 72% of the Fund’s assets as of December 31, 2003, and because a ready market does not exist for these assets, the liquidation process may take several years. As liquidity occurs in the remainder of the portfolio by such events as acquisitions, mergers, IPOs or sales of holdings, proceeds will be distributed to stockholders on a pro rata basis to the extent they exceed amounts needed for reserves. The Fund is unable to predict when such liquidity will occur and, consequently, when stockholders can expect to receive distributions. It is also possible that stockholders will receive no distributions, or only small distributions, if companies held by the Fund fail or the Manager can sell a security for only a small portion of its current value.

As a result of the approval of the proposals described above, the Fund changed its basis of accounting from the going concern basis to the liquidation basis effective February 25, 2004. Accordingly, on that date, the Fund accrued as a liability an estimate of operating expenses expected to be incurred during the liquidation period (“Liquidation Period Expenses”). This accrual is a non-cash charge that reduces the Fund’s net asset value. As a non-cash charge, the Fund’s available cash will not be affected. The Fund’s current estimate of Liquidation Period Expenses is equal to approximately $7,700,000, or approximately $0.52 per share, based on 14,744,393 shares outstanding after the January 9, 2004 repurchase. This estimate is based, in part, on the Manager’s best estimate of when the value of certain holdings will be realized and cash distributed to stockholders. The accrued liability will be adjusted from time to time based on changes in the Fund’s actual net assets, changes in expectations of the timing of future distributions and actual expenses incurred.

During the liquidation, the Manager has undertaken to waive a portion of its management fee from February 26, 2004 until the liquidation of the Fund is completed, subject to annual renewal by the Board. The reduced fee rate is 1.50% per annum of the Fund’s average daily net assets.

19

Notes to Financial Statements

3.

Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding options and short-term investments, for the year ended December 31, 2003 amounted to $30,330,734 and $41,349,201, respectively.

Transactions in options written during the year ended December 31, 2003, were as follows:

	Call Options

	Contracts	Premiums

Options outstanding, December 31, 2002	—	—
Options written	25,000	$11,250
Options terminated in closing purchase transactions	(25,000)	(11,250)
Options outstanding, December 31, 2003	—	—

At December 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. The tax basis gross unrealized appreciation and depreciation of portfolio securities were $30,428,599 and $153,947,591, respectively.

4.

Repurchase Offers — Prior to the approval of the Plan by the stockholders, in order to provide investors with a limited degree of liquidity, the Fund made quarterly offers to repurchase its shares. Repurchase offers were limited to 5% of the number of the Fund’s outstanding shares on the dates the repurchase requests were due. The Fund was able to repurchase more than 5% (but not more than 25%) of its shares in any quarter with the approval of the Fund’s Board. In the event the repurchase offer was oversubscribed, the Fund could, but was not required to, repurchase additional shares, but only up to a maximum of 2% of the outstanding shares of the Fund. If the Fund determined not to repurchase additional shares, it repurchased shares on a pro rata basis. The repurchase price was equal to the net asset value per share on the date specified in the notice of repurchase. The repurchase pricing date could have been as much as fourteen days after the date that the repurchase requests were due. Payment of the repurchase price was generally made on the third business day after the repurchase pricing date, but the payment could have been made as much as seven days after such pricing date.

During the year ended December 31, 2003, the Fund completed four quarterly repurchase offers. In each offer, the Fund offered to repurchase 5% of the number of its outstanding shares on the date the repurchase requests were due. The results of each repurchase offer were as follows:

Commencement of Offer	Repurchase Date	Percentage of Shares Tendered and Repurchased	Repurchase Amounts

December 2002	January 10, 2003	4.7	$4,266,271
March 2003	April 11, 2003	3.6	2,819,417
June 2003	July 11, 2003	3.9	3,069,622
September 2003	October 10, 2003	5.0	3,851,182

In addition, on January 9, 2004, the Fund repurchased 5.0% of its shares, representing 39.1% of the shares tendered, for $3,703,018.

As described in Note 2, the Fund will no longer make share repurchase offers.

20

Notes to Financial Statements

5.

Management Fee, Stockholder Servicing Fee, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. For the year ended December 31, 2003, the Manager received a fee, calculated daily and payable monthly, equal to 2.00% per annum of the Fund’s average daily net assets. As described in Note 2, the management fee rate will be reduced to 1.50% per annum effective February 26, 2004.

Brokers or dealers that sold shares of the Fund or that maintain accounts for stockholders can enter into agreements with the Fund and receive a continuing fee of up to 0.50% on an annual basis, payable quarterly, of the average daily net assets attributable to Fund shares owned by customers of the particular broker or dealer for providing personal services and/or the maintenance of stockholder accounts. For the year ended December 31, 2003, such fees aggregated $389,982 or 0.49% per annum of the Fund’s average daily net assets.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $440,859 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2003, the Fund’s potential obligation under the Guaranties is $126,800. As of December 31, 2003, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s stockholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of certain other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at December 31, 2003, of $12,218 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6.

Capital Loss Carryforward and Other Tax Adjustments — At December 31, 2003, the Fund had a net capital loss carryforward for federal income tax purposes of $339,883,015, which is available for offset against future taxable net capital gains, with $80,213,867 expiring in 2009, $228,054,836 expiring in 2010, and $31,614,312 expiring in 2011. The amount was determined after adjustments for certain differences between financial reporting and tax purposes. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforward.

In addition, the Fund elected to defer to January 1, 2004, the recognition for tax purposes of net losses of $1,024,337 realized on sales of investments after October 31, 2003. These losses will be available to offset future taxable net gains.

21

Notes to Financial Statements

7.

Restricted Securities — At December 31, 2003, the Fund owned private placement investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of these holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of the Fund. The acquisition dates of these investments, along with their cost and values at December 31, 2003, were as follows:

Investments	Acquisition Date	Cost	Value

Convertible Preferred Stocks:

Adexa (Series C)	8/24/00	$1,244,950	$97,023
Adexa (Series E)*	7/12/02	75,438	46,921
Bernard Technologies (Series D)	11/8/99	3,957,011	—
Biometric Access (Series A-1)*	10/4/00	257,116	—
Chorum Technologies (Series D)	11/10/99	3,244,092	194,598
Chorum Technologies (Series E)	9/8/00	821,520	15,249
Chorum Technologies (Series F)	9/21/01	57,730	10,231
Complient (Series A)	6/23/00	632,035	—
Enterworks (Series A)	12/30/99	3,160,000	—
ePolicy.com (Series B)	5/2/00	1,999,998	275,435
EverAd (Series B)	2/16/00	3,163,437	405,892
FlashPoint Technology (Series E)	9/10/99	4,203,479	777,778
fusionOne (Series D)	9/13/00 to 10/11/00	1,875,631	86,355
Gateway Learning (Series D)	3/22/00	6,400,002	2,248,650
Geographic Network Affiliates International (Series A)	12/29/99	6,320,000	—
Geographic Network Affiliates International (Series B)	12/5/01	—	—
Global Commerce Systems (Series A)	4/6/00	30,005	8
Global Commerce Systems (Series D)	4/6/00	5,474,826	5,401
GMP Companies (Series A)	9/15/99	5,473,006	32,323,200
Homegain.com (Series C)	12/29/99	7,110,000	895,860
iBiquity Digital (Series A)	1/19/00	3,559,221	1,112,135
iBiquity Digital (Series C)	4/24/02	1,424,923	1,076,814
Index Stock Imagery (Series A Jr.)	3/20/00	3,245,171	269,874
Informediary Technology Solutions (Series A Sr.)	10/6/00	1,001,515	2,656
Juniper Financial (Series B)*	8/30/00	2,802,380	—
Knowledge Mechanics Group (Series B)	11/24/99	1,777,501	121
LifeMasters Supported SelfCare (Series E)	1/31/00	4,082,544	2,526,074
MaMaMedia (Series D)	8/6/99	3,365,302	—
NeoPlanet (Series B)	2/18/00	6,319,998	178,918
NSI Software (Series B) (formerly, Network Specialists)	4/14/00 to 11/13/02	1,886,996	376,758
OurHouse (Series D)	2/11/00	7,899,996	65,833
ProAct Technologies (Series C)	3/23/00	6,403,998	432,000

*	Warrants attached.

22

Notes to Financial Statements

Investments	Acquisition Date	Cost	Value

Convertible Preferred Stocks: (continued)

QuinStreet (Series B)	5/25/00	$490,001	$601,289
Sensable Technologies (Series C)	4/5/00	1,625,001	200,678
Studio Systems (Series D)	7/10/00	613,152	—
Techies.com (Series C)	1/27/00	6,320,139	—
The Petroleum Place (Series C)	3/7/00	4,050,016	1,148,144
UGO Networks (Series II)	1/30/01	575,174	37,141
Vividence (Series D)	9/12/00	1,250,428	317,855
V-Span (Series B)	6/7/00	524,981	157,195

		114,718,713	45,886,086

Common Stocks and Warrants:

Access Data	3/29/00	5,265,000	638,182
ART Advanced Recognition Technologies	12/6/99	3,285,655	19,155
Arzoon	4/11/00	1,000,369	2,004
Axentis	6/23/00	24,849	—
Coventor	3/8/00	5,265,002	503,527
DecisionPoint Applications	4/20/00	1,751,523	19,385
Entegrity Solutions	2/16/00	3,195,221	—
etang.com	1/6/00	—	10,004
Far Blue (Series E)	7/26/00	306,494	269,605
GoSolutions	4/3/00 to 3/19/01	2,967,018	75,330
GoSolutions (Warrants)	5/24/01	57,500	97,500
iBEAM Broadcasting	3/9/00	121,503	—
Interactive Video Technologies	12/23/99	5,135,000	50,230
Juniper Financial	8/30/00	42,701	—
Knowledge Mechanics Group	11/24/99	1,777,501	121
Moai Technologies	1/25/00	6,320,002	—
NSI Software	4/14/00	40,207	3,544
PeopleSoft (formerly, J.D. Edwards)	3/6/00	56,063	—
Qpass	5/2/00 to 5/11/01	2,160,000	15,694
Silicon Wave	12/6/99 to 8/18/00	7,243,674	257,435
Sun Hill Software (formerly, Vcommerce)	11/2/99 to 8/4/00	3,798,332	—
UGO Networks	11/12/99	3,162,334	—
Viadux	12/10/99	790,001	—
Viisage Technology	9/9/03	231,592	188,733
WaveSplitter Technologies	9/22/00	625,811	—

		54,623,352	2,150,449

23

Notes to Financial Statements

Investments	Acquisition Date	Cost	Value

Limited Partnerships:

Asia Internet Capital Ventures	8/15/00	$336,742	$179,551
Compass Venture Partners	11/22/99 to 2/21/02	458,087	202,508
Edison Venture Fund IV	10/18/99 to 12/19/02	2,416,227	1,510,000
InnoCal II	6/9/00 to 12/10/03	899,588	671,433
Walden VC II	5/17/00 to 12/15/03	3,452,680	1,495,474

		7,563,324	4,058,966

Convertible Promissory Notes:

Geographic Network Affiliates International:
9%, payable on demand*	12/5/01 to 3/12/02	1,011,249	586,496
Techies.com:
9%, payable on demand*	6/7/00	771,976	—
9%, due 2/20/2006	2/22/01	425,568	—
9%, due 2/20/2008	6/7/00	210,666	—

		2,419,459	586,496

Total		$179,324,848	$52,681,997

*	Warrants attached.

8.

Affiliated Issuers — As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of affiliated issuers during the year ended December 31, 2003, is as follows:

Affiliate	Beginning Shares	Gross Purchases and Additions		Gross Sales and Reductions	Ending Shares	Dividend Income/ Realized Gain (Loss)	Ending Value

Access Data (common stock)	3,190,909	—		—	3,190,909	—	$638,182
Bernard Technologies (Series D)	1,436,364	—		—	1,436,364	—	—
Conventor (common stock)	—	4,196,058	**	—	4,196,058	—	503,527
FlashPoint Technology (Series E)	1,037,037	—		—	1,037,037	—	777,778
Gateway Learning (Series D)	1,441,442	—		—	1,441,442	—	2,248,650
Geographic Network Affiliates International (Series A)	63,200	—		—	63,200	—	—
GMP Companies (Series A)	1,092,000	—		—	1,092,000	—	32,323,200
GoSolutions (common stock)	342,411	—		—	342,411	—	75,330
Homegain.com (Series C)	711,000	—		—	711,000	—	895,860
Index Stock Imagery (Series A Jr.)	642,557	—		—	642,557	—	269,874

**	Received as a result of the conversion of 823,944 shares of preferred stock (Series D).

24

Notes to Financial Statements

Affiliate	Beginning Shares	Gross Purchases and Additions	Gross Sales and Reductions	Ending Shares	Dividend Income/ Realized Gain (Loss)	Ending Value

Knowledge Mechanics Group (common stock)	1,206,931	—	—	1,206,931	—	$121
Knowledge Mechanics Group (Series B)	241,387	—	—	241,387	—	121
NeoPlanet (Series B)	526,228	—	—	526,228	—	178,918

Total					—	$37,911,561

9.

Limited Partnership Commitments — In connection with the Fund’s investments in certain limited partnerships, the Fund is contractually committed to make additional capital contributions, if and when the partnerships request such contributions. These capital commitments aggregate approximately $7,125,000 at December 31, 2003, and expire as follows:

Amount	Expiration Date for New Investments by the Partnerships	Final Expiration Date
$5,175,000	November 2005	November 2010
1,950,000	March 2007	March 2011

10.

Other Matters — The Manager has been conducting an extensive internal review in response to recent developments regarding disruptive or illegal trading practices within the mutual fund industry. The Manager’s review noted one market timing relationship that was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced in September 2003. Additionally, the Manager identified three other market timing arrangements, all of which had been terminated, the most recent in September 2002. The Manager is confident that any financial impact of these arrangements on any Seligman Fund was minimal, and the Fund, as a closed-end investment company, had no market timing arrangements. The Securities and Exchange Commission (the “SEC”) and the Attorney General of the State of New York also are reviewing these matters.

In connection with the Manager’s internal review, the Manager has also reviewed its practice of placing some of the Seligman Equity Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. This is a common practice and permissible when done properly. Although the Manager believes that the execution of all such orders was consistent with its best execution obligations, the Manager may have violated applicable requirements for certain of such orders as a result of compensation arrangements that Seligman Advisors, Inc., an affiliate of the Manager, had with certain brokerage firms. The Manager is confident that the Seligman Equity Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager is also responding to information requests from the SEC relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions.

The Independent Directors of the Board of the Fund have been reviewing, and will continue to review, the foregoing matters. If the Fund has incurred financial harm as a result of violations of law or internal policies by the Manager or its personnel, the Manager will make restitution to the Fund.

25

Financial Highlights

The table below is intended to help you understand the Fund’s financial performance from its inception. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods less than one year.

	Year Ended December 31,				7/27/99* to 12/31/99

	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Period	$4.83	$12.11	$25.23	$37.34	$24.25

Income (Loss) from Investment Operations:

Net investment loss	(0.16)	(0.23)	(0.44)	(0.97)	(0.13)
Net realized and unrealized gain (loss) on investments	0.05	(7.05)	(12.41)	(5.10)	14.70

Total from Investment Operations	(0.11)	(7.28)	(12.85)	(6.07)	14.57
Distributions from net realized capital gains	—	—	(0.27)	(6.04)	(1.43)
Offering costs	—	—	—	—	(0.05)

Net Increase (Decrease) in Net Asset Value	(0.11)	(7.28)	(13.12)	(12.11)	13.09

Net Asset Value, End of Period	$4.72	$4.83	$12.11	$25.23	$37.34

Total Return:	(2.28)%	(60.12)%	(50.85)%	(20.96)%	60.65%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$73,192	$89,380	$269,630	$662,168	$905,287
Ratio of expenses to average net assets	3.69%	3.08%	2.79%	2.67%	2.78%†
Ratio of net investment loss to average net assets	(3.58)%	(3.04)%	(2.56)%	(2.49)%	(1.06)%†
Portfolio turnover rate	39.86%	147.87%	125.60%	122.67%	112.41%

*	Commencement of operations.
†	Annualized.
See Notes to Financial Statements.

26

Report of Independent Auditors

The Board of Directors and Stockholders,
Seligman New Technologies Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Seligman New Technologies Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2003, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the Fund’s custodian, or investee companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman New Technologies Fund, Inc. as of December 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the stockholders of the Fund approved a plan of liquidation on February 25, 2004. As a result, the Fund has changed its basis of accounting from the going concern basis to the liquidation basis effective February 25, 2004.

DELOITTE & TOUCHE LLP
New York, New York
February 26, 2004

27

Directors and Officers
Information pertaining to the Directors and Officers of Seligman New Technologies Fund is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

Robert B. Catell (66)[3,4]

Chairman and Chief Executive Officer of KeySpan Corporation (diversified energy, gas and electrical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director, Alberta Northeast Gas, Ltd., Boundary Gas Inc., Taylor Gas Liquids, Ltd., and The Houston Exploration Company (oil and gas exploration, development and production companies); Edison Electric Institute, New York State Energy Research and Development Authority, Independence Community Bank, Business Council of New York State, Inc., New York City Partnership, and the Long Island Association (business and civic organizations).

•	Director: May 2003 to Date
•	Oversees 60 Portfolios in Fund Complex

John R. Galvin (74)[2,4]

Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

•	Director: 1999 to Date
•	Oversees 61 Portfolios in Fund Complex

Alice S. Ilchman (68)[3,4]

President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

•	Director: 1999 to Date
•	Oversees 61 Portfolios in Fund Complex

Frank A. McPherson (70)[3,4]

Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (integrated international oil corporation); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products) and the Federal Reserve System’s Kansas City Reserve Bank.

•	Director: 1999 to Date
•	Oversees 61 Portfolios in Fund Complex

See footnotes on page 31.

28

Directors and Officers
Information pertaining to the Directors and Officers of Seligman New Technologies Fund is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

John E. Merow (74)[2,4]

Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Commonwealth Industries, Inc. (manufacturer of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art Society of New York; Trustee and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

•	Director: 1999 to Date
•	Oversees 61 Portfolios in Fund Complex

Betsy S. Michel (61)[2,4]

Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World Learning, Inc. (international educational training). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).

•	Director: 1999 to Date
•	Oversees 61 Portfolios in Fund Complex

Leroy C. Richie (62)[2,4]

Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

•	Director: 2000 to Date
•	Oversees 60 Portfolios in Fund Complex

Robert L. Shafer (71)[3,4]		Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance).
•	Director: 1999 to Date
•	Oversees 61 Portfolios in Fund Complex

James N. Whitson (68)[2,4]

Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc.

•	Director: 1999 to Date
•	Oversees 61 Portfolios in Fund Complex

See footnotes on page 31.

29

Directors and Officers
Information pertaining to the Directors and Officers of Seligman New Technolgies Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (65)[1]

Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); and Director, Seligman Data Corp. Formerly, Director, Kerr-McGee Corporation (diversified energy company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

•	Director and Chairman of the Board: 1999 to Date
•	Oversees 61 Portfolios in Fund Complex

Brian T. Zino (51)[1]

Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Chairman, ICI Mutual Insurance Company.

•	Director and President: 1999 to Date
•	Chief Executive Officer: 2002 to Date
•	Oversees 61 Portfolios in Fund Complex

Richard M. Parower (37)

Senior Vice President, Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President, Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Global Technology Fund; Vice President and Co-Portfolio Manager of Seligman New Technologies Fund II, Inc.: Vice President, Seligman Portfolios, Inc. and Co-Portfolio Manager of its Global Technology Portfolio. Formerly Senior Analyst with Citibank Global Asset Management covering Global IT Services from June 1998 to April 2000; Senior Analyst with Montgomery Asset Management from September 1995 to June 1998.

•	Vice President and Co-Portfolio Manager: 2002 to Date

Thomas Hirschfeld (41)

Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman New Technology Fund II, Inc. Formerly, General Partner at Patricof & Co. Ventures, specializing in internet and business-to-business commerce investments from 1995 to 2001.

•	Vice President and Co-Portfolio Manager: 2002 to Date

Thomas G. Rose (46)

Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

•	Vice President: 2000 to Date

See footnotes on page 31.

30

Directors and Officers
Information pertaining to the Directors and Officers of Seligman New Technologies Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

Lawrence P. Vogel (47)

Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice President and Treasurer, Seligman International, Inc. and Treasurer, Seligman Henderson Co.

•	Vice President: 1992 to Date
•	Treasurer: 2000 to Date

Frank J. Nasta (39)

Managing Director, General Counsel, and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co. Incorporated and Corporate Secretary, Seligman Henderson Co.

•	Secretary: 1994 to Date

ø

The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 23 registered investment companies.

*

Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1	Executive Committee
	2	Audit Committee
	3	Director Nominating Committee
	4	Board Operations Committee

Proxy Voting Policies and Procedures

The policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free 800-221-2450 in the US or collect 212-682-7600 outside the US or (ii) on the SEC’s website at http://www.sec.gov.

31

Glossary of Financial Terms

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

32

Glossary of Financial Terms

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semi-annual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

33

ITEM 2.  CODE OF ETHICS.

As of December 31, 2003, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is "independent" as such term is defined in Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2003	2002
Audit Fees	$92,166	$92,600
Audit-Related Fees	—	—
Tax Fees	2,100	2,000
All Other Fees	1,897	2,609

Audit fees include amounts related to the audits of the registrant’s annual and semi-annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2003	2002
Audit-Related Fees	$89,130	$105,355
Tax Fees	7,500	18,450

Audit-related fees include amounts for (i) attestation services for the registrant’s stockholder service agent; (ii) review of certain internal controls of such stockholder service agent’s sub-agent; and (iii) actuarial services provided prior to May 6, 2003 to the registrant’s investment adviser and stockholder service agent (such services were no longer permitted to be performed for the stockholder service agent after May 5, 2003). Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s stockholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $100,627 and $128,414, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6.  [RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

J. & W. Seligman & Co. Incorporated (“Seligman”), as the registrant's (the “Fund”) investment manager, will vote the proxies relating to the Fund's portfolio holdings.

Introduction. On behalf of the Fund, Seligman votes the proxies of the securities held in the Fund’s portfolio in accordance with Seligman’s determination of what is in the best interests of the Fund’s stockholders.

The financial interest of the stockholders of the Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and vote in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Fund’s stockholders, and thus, Seligman abstains from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolios of the Fund will be received, processed and voted by Seligman pursuant to the guidelines (the “Guidelines”) established by Seligman’s Proxy Voting Committee (the “Committee”).

The Committee has been established to set policy and guidelines, to review on a periodic basis new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee is chaired by Seligman’s Chief Investment Officer and includes Seligman’s Vice Chairman and Seligman’s General Counsel.

Seligman subscribes to a service offered by an independent third party which provides a summary and analysis of the proposals to be acted upon at stockholder meetings of most of companies for which securities are held. Seligman also subscribes to a separate service to assist in the tracking and recordkeeping of proxies. Neither service offers voting recommendations.

Conflicts of Interests. Seligman’s Director of Compliance maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors, Inc. or any affiliate thereof. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman’s products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the stockholders of the Fund to vote in accordance with the Guidelines on a particular issue and in such circumstances may deviate from the Guidelines. Any deviation from the Guidelines must be approved by a member of the Committee. Furthermore, any deviation of the Guidelines for a company which is included on the Proxy Watch List must be approved by a majority of the Committee’s members.

Similarly, for those proposals which are of a unique nature that they must be analyzed on a case-by-case basis, one member of the Committee must approve the voting decision. Where such a proposal is for a company included on the Proxy Watch List, the voting decision must be approved by a majority of the Committee’s members. In analyzing potential deviations from the Guidelines and proposals evaluated on a case-by-case basis, Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman’s investment professionals.

Guidelines Summary. The Guidelines are briefly described as follows:

1.

Seligman votes with the recommendations of a company’s board of directors on general corporate governance issues such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to stockholder meetings.

2.

Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3.

Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

4.

Seligman votes for stock option plans or to increase the number of shares under existing stock option plans provided that the overall dilution of all active stock option plans and stock purchase plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of stockholders, e.g., all such plans must specifically prohibit repricing.

5.	Seligman generally votes with the recommendations of a company’s board of directors on other matters relating to executive compensation, unless considered excessive.

6.

Seligman will withhold voting for the entire board of directors if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended stockholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

7.	Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

8.	Seligman will vote for proposals to effect stock splits.

9.	Seligman will vote for proposals authorizing stock repurchase programs.

10.	Seligman will vote against authorization to transact unidentified business at the meeting.

11.	Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

12.	Proposals to amend a company’s charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

13.	Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

14.	Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN NEW TECHNOLOGIES FUND, INC.

By:	/s/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date: March 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:	/s/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date: March 1, 2004

By:	/s/ LAWRENCE P. VOGEL Lawrence P. Vogel Vice President, Treasurer and Chief Financial Officer

Date: March 1, 2004

Seligman New Technologies Fund, Inc.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.